SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2013

XZERES Corp.

(Exact name of registrant as specified in its charter)

Nevada	333-91191	74-2329327
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9025 SW Hillman Court, Suite 3126 Wilsonville, OR	97070
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 503-388-7350

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(a)	Effective February 1, 2012, Ron Elvidge resigned as Director. There was no known disagreement with Mr. Elvidge on any matter relating to the Company’s operations, policies or practices.

(d)	Effective February 4, 2012, the Board of Directors of the Registrant appointed William N. Hagler as a new member of the Board of Directors to fill the vacancy created by Mr. Elvidge’s resignation. The new Director was appointed for a 1-year term subject to re-election by the Shareholders at their next annual meeting. None of the Company’s Directors currently receive any compensation for their services to the Registrant.

There are no family relationships among the Registrant’s directors or executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xzeres Corp.

/s/ Frank Greco
Frank Greco
Chief Executive Officer

Date: February 5, 2013